BlackRock Financial Institutions Series Trust

BlackRock Summit Cash Reserves Fund

BlackRock FundsSM

BlackRock Liquid Environmentally Aware Fund

(each, a “Fund” and together, the “Funds”)

Supplement dated July 29, 2019 to the Statement of Additional Information (“SAI”) of each Fund

Effective immediately, each SAI is amended as follows:

The section entitled “Purchase of Shares—Right of Accumulation” in Part II of each Fund’s SAI is deleted in its entirety and replaced with the following:

Right of Accumulation

Investors have a “right of accumulation” under which any of the following may be combined with the amount of the current purchase in determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge: (i) the current value of an investor’s existing Investor A, Investor A1, Investor C, Investor C1, Investor C2, Investor C3, Investor P, Institutional, Class K and Premier Shares in most BlackRock Funds, (ii) the current value of an investor’s existing shares of certain unlisted closed-end management investment companies sponsored and advised by BlackRock or its affiliates and (iii) the investment in the BlackRock CollegeAdvantage 529 Program by the investor or by or on behalf of the investor’s spouse and children. Financial intermediaries may value current holdings of their customers differently for purposes of determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge, although customers of the same financial intermediary will be treated similarly. In order to use this right, the investor must alert BlackRock to the existence of any previously purchased shares. Although Investor A Shares of the BlackRock Funds Portfolios and Summit Cash Reserves generally are not subject to a sales charge, an investor’s existing Investor A, Investor C, Institutional and Premier Shares in the BlackRock Funds Portfolios and Summit Cash Reserves, as applicable, may be combined with the amount of an investor’s current purchase in determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge.

Shareholders should retain this Supplement for future reference.

SAI-GLOBAL2-0719SUP